ACQUISTION AND DIVESTITURE ACTIVITY	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Acquistion and divestiture activity

NOTE 3. ACQUISITION AND DIVESTITURE ACTIVITY

We consolidate assets and liabilities acquired as of the purchase date and include earnings from acquisitions in consolidated earnings after the purchase date.

SEMPRA SOUTH AMERICAN UTILITIES

Chilquinta Energía and Luz del Sur

On April 6, 2011, Sempra South American Utilities acquired from AEI its interests in Chilquinta Energía in Chile and Luz del Sur in Peru, and their subsidiaries. Prior to the acquisition, Sempra South American Utilities and AEI each owned 50 percent of Chilquinta Energía and approximately 38 percent of Luz del Sur. Upon completion of the acquisition, Sempra South American Utilities owned 100 percent of Chilquinta Energía and approximately 76 percent of Luz del Sur, with the remaining shares of Luz del Sur held by institutional investors and the general public. As part of the transaction, Sempra South American Utilities also acquired AEI's interests in two energy-services companies, Tecnored S.A. and Tecsur S.A. The adjusted purchase price of $888 million resulted from valuing the net assets in Chile, Peru and other holding companies at $495 million, $385 million and $8 million, respectively. We paid $611 million in cash ($888 million less $245 million of cash acquired and $32 million of consideration withheld for a liability related to the purchase).

As part of our acquisition of AEI's interest in Luz del Sur, we were required to launch a tender offer to the minority shareholders of Luz del Sur to purchase their shares (up to a maximum 14.73 percent interest in Luz del Sur). In September 2011, we purchased 18,918,954 additional Luz del Sur shares for $43 million in settlement of the mandatory public tender offer, bringing Sempra South American Utilities' ownership to 79.82 percent.

Chilquinta Energía owned 85 percent of Luzlinares S.A. (Luzlinares) through October 31, 2012. On November 26, 2012, Chilquinta Energía purchased the remaining 15-percent ownership interest in Luzlinares for $7 million in cash.

We allocated the original purchase price for Chilquinta Energía and Luz del Sur on a preliminary basis in the second quarter of 2011. In the third and fourth quarters of 2011, we adjusted the preliminary allocation for additional assets and liabilities identified, including an $11 million premium related to long-term debt at Chilquinta Energía. The retrospective application of these adjustments to prior quarters was de minimus. There were no further adjustments through April 2012, the end of the measurement period. The following table summarizes the consideration paid in the acquisition and the recognized amounts of the assets acquired and liabilities assumed, as well as the fair value at the acquisition date of the noncontrolling interests:

PURCHASE PRICE ALLOCATION
(Dollars in millions)
	At April 6, 2011
				Other
	Chilean	Peruvian		holding
	entities	entities		companies	Total
Fair value of businesses acquired:
Cash consideration (fair value of total
consideration)	$495	$385		$8	$888
Fair value of equity method
investments immediately prior to
the acquisition	495	385		2	882
Fair value of noncontrolling interests	37	242		―	279
Total fair value of businesses acquired	1,027	1,012		10	2,049

Recognized amounts of identifiable assets
acquired and liabilities assumed:
Cash	219	22		4	245
Property, plant and equipment	555	931		―	1,486
Long-term debt	(305)	(179)		―	(484)
Other net assets (liabilities) acquired	44	(223)		6	(173)
Total identifiable net assets	513	551		10	1,074
Goodwill	$514	$461	$	―	$975

Our results for the year ended December 31, 2011 include a $277 million gain (both pretax and after-tax) related to the remeasurement of equity method investments, included as Remeasurement of Equity Method Investments on our Consolidated Statement of Operations. We calculated the gain as the difference between the acquisition-date fair value ($882 million) and the book value ($605 million) of our equity interests in Chilquinta Energía and Luz del Sur immediately prior to the acquisition date. This book value of our equity interests included currency translation adjustment balances in Accumulated Other Comprehensive Income (Loss). The valuation techniques we used to allocate the purchase price to the businesses included discounted cash flow analysis and the market multiple approach (enterprise value to earnings before interest, taxes, depreciation and amortization (EBITDA)). Our assumptions for these measures included estimated future cash flows, appropriate discount rates, market trading multiples and market transaction multiples. Discount rates used reflected consideration of risk free rates, as well as country and company risk. Methodologies used to determine fair values of material assets as of the date of the acquisition included the replacement cost approach for property, plant and equipment; and

  goodwill associated primarily with the value of residual future cash flows that we believe these businesses will generate, to be tested annually for impairment. For income tax purposes, none of the goodwill recorded is deductible in Chile, Peru or the United States.

For substantially all other assets and liabilities, our analysis of fair value factors indicated that book value approximated fair value. We valued noncontrolling interests based on the fair value of tangible assets and an allocation of goodwill based on relative enterprise value.

Our Consolidated Statement of Operations includes 100 percent of the acquired companies' revenues, net income and earnings from the date of acquisition, including $1.1 billion, $160 million and $135 million, respectively, from the date of acquisition for the year ended December 31, 2011. These amounts do not include the remeasurement gain.

Following are pro forma revenues and earnings for Sempra Energy had the acquisition occurred on January 1, 2010, which primarily reflect the incremental increase to revenues and earnings from our increased ownership and consolidation of the entities acquired. Although some short-term debt borrowings may have resulted from the actual acquisition in 2011, we have not assumed any additional interest expense in the pro forma impact on earnings below, as the amounts would be immaterial due to the low interest rates available to us on commercial paper. The pro forma amounts do not include the impact of the increased ownership in Luz del Sur resulting from the tender offer completed in September 2011 discussed above.

Year ended
(Dollars in millions)	December 31, 2011
Revenues	$10,379
Earnings(1)	1,079
(1)	Excludes the $277 million gain related to the remeasurement of equity method investments.

The companies use their local currency, the Chilean Peso or the Peruvian Nuevo Sol, as their functional currency, and we account for them as discussed above in Note 1 under “Foreign Currency Translation.”

We provide additional information about Sempra South American Utilities' investments in Chilquinta Energía and Luz del Sur in Note 4.

SEMPRA RENEWABLES

In July 2013, Sempra Renewables formed a joint venture with Consolidated Edison Development (ConEdison Development), a nonrelated party, by selling a 50-percent interest in its 150-MW Copper Mountain Solar 2 solar power facility for $72 million in cash. Sempra Renewables recognized a pretax gain on the sale of $4 million ($2 million after-tax), included in Gain on Sale of Assets on our Consolidated Statement of Operations. Our remaining 50-percent interest in Copper Mountain Solar 2 is now accounted for under the equity method.

In September 2013, Sempra Renewables formed another joint venture with ConEdison Development by selling a 50-percent interest in its 150-MW Mesquite Solar 1 solar power facility for $103 million in cash. Sempra Renewables recognized a pretax gain on the sale of $36 million ($22 million after-tax), included in Gain on Sale of Assets on our Consolidated Statement of Operations. Our remaining 50-percent interest in Mesquite Solar 1 is now accounted for under the equity method.

Our equity method investments in Copper Mountain Solar 2 and Mesquite Solar 1 were measured at their historical cost and, therefore, no portion of the gains was attributable to a remeasurement of the retained investments to fair value. The following table summarizes the deconsolidation:

(Dollars in millions)	Copper Mountain Solar 2	Mesquite Solar 1
Proceeds from sale, net of transaction costs(1)	$69	$100
Property, plant and equipment, net	(266)	(461)
Other assets	(30)	(72)
Long-term debt, including current portion	146	297
Other liabilities	19	31
Gain on sale of assets	(4)	(36)
Equity method investments upon deconsolidation	$(66)	$(141)
(1)	Transaction costs were $3 million at each of Copper Mountain Solar 2 and Mesquite Solar 1.

In September 2013, Sempra Renewables acquired the rights to develop the 75-MW Broken Bow 2 Wind project in Custer County, Nebraska. Sempra Renewables will develop the project, which is expected to be operational in late 2014.

SEMPRA NATURAL GAS

Mesquite Power Sale

In February 2013, Sempra Natural Gas sold one 625-MW block of its 1,250-MW Mesquite Power natural gas-fired power plant in Arizona, including a portion related to common plant, for approximately $371 million in cash to the Salt River Project Agricultural Improvement and Power District (SRP). The asset was classified as held for sale at December 31, 2012 and we recognized a pretax gain on sale of $74 million ($44 million after-tax) in 2013, included in Gain on Sale of Assets on our Consolidated Statement of Operations. In connection with the sale, we entered into a 20-year operations and maintenance agreement with SRP on February 28, 2013, whereby SRP assumed plant operations and maintenance of the facility, including our remaining 625-MW block. We provide additional information concerning the operations and maintenance agreement in Note 15 under “Other Commitments – Sempra Natural Gas” and additional information regarding our plan to sell the remaining block of the plant in Note 18.

Willmut Gas Company

In May 2012, Sempra Natural Gas acquired 100 percent of the outstanding common stock of Willmut Gas, a regulated natural gas distribution utility serving approximately 19,000 customers in Hattiesburg, Mississippi. Willmut Gas was purchased for $19 million in cash and the assumption of $10 million of liabilities. Included in the acquisition was $17 million in net property, plant and equipment. As a result of the acquisition, we recorded $10 million of goodwill.

The results of operations for Willmut Gas are included in our Consolidated Statement of Operations from the date of acquisition, including revenues of $10 million and negligible earnings for the year ended December 31, 2012. Pro forma impacts on revenues and earnings for Sempra Energy had the acquisition occurred on January 1, 2011 were additional revenues of $7 million and negligible earnings in 2012 and additional revenues of $21 million and negligible earnings for 2011.